Exhibit 8.1

ABB, Consolidated Companies (excl. Dormant) as per 29.02.2012

Country	Name	Location	Group Interest %	Share Capital in thousands	Curr
ALGERIA	ABB Algeria SpA Asea Brown Boveri	Hydra	100.00	108,000	DZD
ALGERIA	SARPI - Société Algérienne pour la réalisation de projets industriels	Alger	50.00	814,500	DZD
ANGOLA	Asea Brown Boveri Electrica SGPS (Angola) Limitada	Luanda	100.00	200	USD
ARGENTINA	ABB S.A.	Buenos Aires	100.00	56,772	ARS
ARUBA (NL)	ABB Import & Export Services Ltd.	Oranjestad/Aruba (NA)	100.00	10,006	USD
AUSTRALIA	ABB Australia Pty Limited	Sydney	100.00	122,436	AUD
AUSTRALIA	ABB Group Holdings Pty. Ltd.	Sydney	100.00	316,200	AUD
AUSTRALIA	ABB Group Investment LLP	Sydney	100.00	296,232	AUD
AUSTRALIA	ABB Group Investment Management Pty. Ltd.	Sydney	100.00	8,110	AUD
AUSTRALIA	Baldor Australia PTY Limited	Seven Hills, NSW	100.00	99	AUD
AUSTRALIA	Bruce McNaught and Associates Pty Ltd	Brisbane, Queensland	100.00
AUSTRALIA	Comlabs Systems Pty Ltd	Brisbane, Queensland	100.00	49	AUD
AUSTRALIA	EAM Software Finance Pty Ltd	Brisbane, Queensland	100.00	15,000	AUD
AUSTRALIA	EAM Software Holdings Pty Ltd	Brisbane, Queensland	100.00	246,498	AUD
AUSTRALIA	EnergyPoint IRM Pty Ltd	Brisbane, Queensland	75.00	170	AUD
AUSTRALIA	Karjeni Pty Ltd	Brisbane, Queensland	100.00
AUSTRALIA	Mincom eBusiness Pty Ltd	Brisbane, Queensland	100.00
AUSTRALIA	Mincom Employee Share Scheme Administration Pty Ltd	Brisbane, Queensland	100.00
AUSTRALIA	Mincom International Pty Ltd	Brisbane, Queensland	100.00
AUSTRALIA	Mincom Managed Services Pty Ltd	Brisbane, Queensland	100.00
AUSTRALIA	Mincom Professional Services Pty Ltd	Brisbane, Queensland	100.00

AUSTRALIA	Mincom Pty Ltd.	Brisbane, Queensland	100.00	18,376	AUD
AUSTRALIA	Mincom-Leukaemia Foundation Queensland Pty Ltd	Brisbane, Queensland	50.00
AUSTRALIA	Ventyx Australia Pty Ltd.	Brisbane	100.00	19,856	AUD
AUSTRIA	ABB AG	Vienna	100.00	15,000	EUR
AUSTRIA	Newave Östrerreich GmbH	Vienna	99.44	35	EUR
AZERBAIJAN	ABB Azerbaijan LLC	Baku	100.00	900	EUR
BAHRAIN	ABB Technologies W.L.L.	Bahrain	100.00	500	USD
BANGLADESH	ABB Limited	Dhaka	100.00	4,300	BDT
BARBADOS	Ventyx Software SRL	St. Michael	100.00	108	USD
BELGIUM	ABB N.V.	Zaventem	100.00	13,290	EUR
BOLIVIA	Asea Brown Boveri Ltda.	La Paz	99.97	518	BOB
BOTSWANA	ABB (Pty) Ltd.	Gaborone	100.00	541	BWP
BRAZIL	ABB Ltda.	Osasco	100.00	94,396	BRL
BRAZIL	Lorentzen & Wettre Ltda	Sao Paulo	100.00	210	BRL
BRAZIL	Mincom International Servios de Informatica Limitada	Horizante	100.00	226	BRL
BRAZIL	Newave South America Eletroeletronica Ltda	Sao Paulo	64.64	30	BRL
BULGARIA	ABB Automation EOOD	Rakovski	100.00	17,100	BGN
BULGARIA	ABB Avangard AD	Sevlievo	99.83	3,267	BGN
BULGARIA	ABB Bulgaria EOOD	Sofia	100.00	3,010	BGN
CAMEROON	Asea Brown Boveri S.A.	Douala	99.90	532,000	XAF
CANADA	ABB Inc.	St. Laurent, Quebec	100.00	317,706	CAD
CANADA	Baldor Electric Canada Inc.	Stratford, Ontario	100.00	21,710	CAD
CANADA	Lorentzen & Wettre Canada Inc.	Laval	100.00	782	CAD
CHILE	ABB S.A.	Santiago	99.94	4,733,956	CLP
CHILE	Exedra SA	Santiago	100.00	168,577	CLP
CHILE	Mincom International Servicios Computacionales Limitada	Santiago	100.00	7,980	CLP
CHINA	ABB (China) Engineering Co. Ltd.	Xiamen	100.00	2,100	USD
CHINA	ABB (China) Ltd.	Beijing	100.00	269,000	USD
CHINA	ABB Bailey Beijing Engineering Co. Ltd.	Beijing	51.00	1,796	USD
CHINA	ABB Beijing Drive Systems Co. Ltd.	Beijing	90.00	5,000	USD
CHINA	ABB Chongqing Transformer Company Ltd.	Chongqing	62.20	48,647	USD

CHINA	ABB DATONG Traction Transformers Co., Ltd.	Datong	50.00	6,000	USD
CHINA	ABB Electrical Machines Ltd.	Shanghai	100.00	14,400	USD
CHINA	ABB Engineering (Shanghai) Ltd.	Shanghai	100.00	40,000	USD
CHINA	ABB Generators Ltd.	Nanchang	51.00	5,000	USD
CHINA	ABB Genway Xiamen Electrical Equipment Co. Ltd.	Xiamen	70.00	13,000	USD
CHINA	ABB Guangdong Sihui Instrument Transformer Co. Ltd.	Sihui	67.00	50,000	CNY
CHINA	ABB Hefei Transformer Co. Ltd.	Hefei	100.00	29,000	USD
CHINA	ABB High Voltage Switchgear (Xiamen) Company Ltd.	Xiamen	51.00	8,000	USD
CHINA	ABB High Voltage Switchgear Co. Ltd.	Beijing	60.00	11,400	USD
CHINA	ABB Jiangjin Turbo Systems Company Limited	Chongqing	61.00	16,000	USD
CHINA	ABB LV Installation Materials Co. Ltd.	Beijing	85.70	17,100	USD
CHINA	ABB Microunion Traction Equipment Limited	Guangzhou	50.00	6,000	USD
CHINA	ABB Shanghai Motors Co. Ltd.	Shanghai	75.00	11,217	USD
CHINA	ABB Shanghai Transformer Co. Ltd.	Shanghai	51.00	7,000	USD
CHINA	ABB Sifang Power System Co. Ltd.	Beijing	50.00		CNY
CHINA	ABB Tianjin Switchgear Co., Ltd.	Tianjin	60.00	8,000	USD
CHINA	ABB Transmission & Distribuition Automation Equipment (Xiamen) Co. Ltd.	Xiamen	100.00	2,100	USD
CHINA	ABB Xi’an High Power Rectifier Company Limited	Xi’an	62.00	2,500	USD
CHINA	ABB Xi’an Power Capacitor Company Limited	Xi’an	100.00	37,022	USD
CHINA	ABB Xiamen Electrical Controlgear Co. Ltd.	Xiamen	80.00	4,300	USD
CHINA	ABB Xiamen Low Voltage Equipment Co. Ltd.	Xiamen	100.00	6,200	USD
CHINA	ABB Xiamen Switchgear Co. Ltd.	Xiamen	64.30	5,000	USD
CHINA	ABB Xinhui Low Voltage Switchgear Co. Ltd.	Xinhui	90.00	6,200	USD
CHINA	ABB Zhongshan Transformer Company Ltd.	Zhongshan	51.00	15,000	USD
CHINA	Baldor Electric (Shanghai) Company Ltd.	Shanghai	100.00	27,314	CNY

CHINA	Comem (Hefei) Transformers Equipments Ltd	Hefei	100.00	1,300	EUR
CHINA	Hangzhou Winmation Automation Company Limited	HangZhou	100.00	5,000	USD
CHINA	Lorentzen & Wettre (Shanghai) Testing Equipment Co. Ltd.	Shanghai	100.00	2,026	CNY
CHINA	Maska Power Transmission (Changzhou) Co.Ltd.	Changzhou	100.00	13,808	CNY
CHINA	Newave Energy (Jiangmen) Ltd.	Jiangmen	59.66	2,823	CNY
CHINA	Shantou Winride Switchgear Co., Ltd.	Longhu District Shantou	70.00	17,000	CNY
CHINA	Yangzhou SAC Switchgear Co., Ltd	Yangzhou	55.00	16,000	CNY
COLOMBIA	Asea Brown Boveri Ltda.	Bogotá	99.99	486,440	COP
COLOMBIA	Mincom Colombia Limitada	Baranquilla	100.00	172,748	COP
COTE D’IVOIRE	ABB Technology SA	Abidjan	99.40	500,000	XOF
CROATIA	ABB Ltd.	Zagreb	100.00	2,730	HRK
CZECH REPUBLIC	ABB s.r.o.	Prague	100.00	400,000	CZK
DENMARK	ABB A/S	Skovlunde	100.00	100,000	DKK
ECUADOR	ABB Ecuador S.A.	Quito	96.87	325	USD
EGYPT	ABB Construction (ABACON) S.A.E.	Heliopolis	100.00	72,750	EGP
EGYPT	ABB Electrical Industries (ABB ARAB) S.A.E.	Cairo	99.99	161,479	EGP
EGYPT	ABB For Feeding Industries SAE	10th of Ramadan City	100.00	5,000	EGP
EGYPT	ABB Transformers S.A.E.	El-Nozha El-Gedida	65.00	30,000	EGP
EGYPT	ABB Turbochargers S.A.E.	Suez	100.00	800	USD
EGYPT	Asea Brown Boveri S.A.E.	Cairo	100.00	16,000	USD
EL SALVADOR	ABB S.A. de CV	San Salvador	100.00	82	USD
ESTONIA	ABB AS	Jüri	100.00	1,663	EUR
FINLAND	ABB Oy	Helsinki	100.00	10,003	EUR
FINLAND	Efora Oy	Helsinki	49.00	5,100	EUR
FINLAND	Kajaani Process Measurements Ltd.	Kajaani	100.00	624	EUR
FINLAND	Newave Finland OY	Helsinki	84.52	50	EUR
FINLAND	Oy Lorentzen & Wettre AB	Helsinki	100.00	110	EUR
FRANCE	ABB France	Les Ulis	99.83	25,778	EUR
FRANCE	ABB S.A.	Les Ulis	100.00	38,921	EUR
FRANCE	L’Ebenoid	Saint Priest	100.00	1,000	EUR

FRANCE	Lorentzen & Wettre S.a.r.l	St. Germain en Laye	100.00	190	EUR
FRANCE	Striebel & John France S.A.R.L.	Fellering	51.00	686	EUR
FRANCE	Ventyx France S.A.	Montigny le Bretonneux	99.90	180	EUR
GERMANY	ABB AG	Mannheim	100.00	167,500	EUR
GERMANY	ABB Automation GmbH	Mannheim	100.00	15,000	EUR
GERMANY	ABB Automation Products GmbH,	Ladenburg	100.00	10,620	EUR
GERMANY	ABB Bauprojektmanagement GmbH	Mannheim	100.00	50	DEM
GERMANY	ABB Beteiligungs- und Verwaltungsges. mbH	Mannheim	100.00	120,000	DEM
GERMANY	ABB Beteiligungs-Management GmbH	Mannheim	100.00	9,000	EUR
GERMANY	ABB Beteiligungsgesellschaft mbH	Mannheim	100.00	37,800	DEM
GERMANY	ABB Business Services GmbH	Heidelberg	100.00	25	EUR
GERMANY	ABB Grundbesitz GmbH	Ladenburg	100.00	10,000	DEM
GERMANY	ABB Logistics Center Europe GmbH	Menden	100.00	50	DEM
GERMANY	ABB New Ventures GmbH	Mannheim	100.00	432	EUR
GERMANY	ABB Service GmbH Bobingen	Bobingen	100.00	25	EUR
GERMANY	ABB Stotz-Kontakt GmbH	Heidelberg	100.00	7,500	EUR
GERMANY	ABB Stotz-Kontakt/Striebel & John Vertriebs-GmbH	Heidelberg	75.50	511	EUR
GERMANY	ABB Training Center GmbH & Co. KG	Heidelberg	100.00	2,366	EUR
GERMANY	ABB Wirtschaftsbetriebe GmbH	Mannheim	100.00	500	DEM
GERMANY	Baldor Electric Germany GmbH	Munich	100.00	1,534	EUR
GERMANY	Busch-Jaeger Elektro GmbH	Mannheim/Lüdenscheid	100.00	1,535	EUR
GERMANY	Hartmann & Braun Grundstücksverwaltungs GmbH	Mannheim	100.00	10,000	DEM
GERMANY	JLEC Power Ventures GmbH	Mannheim	100.00	50	DEM
GERMANY	Komposit-Risikoberatungs- und Versicherungsvermittlungs-GmbH	Ladenburg	100.00	50	DEM
GERMANY	Lorentzen & Wettre GMBH	Bickenbach	100.00	110	EUR
GERMANY	Newave USV Systeme GmbH	Baden-Baden	99.44	128	EUR
GERMANY	Pucaro Elektro-Isolierstoffe GmbH	Roigheim	100.00	2,301	EUR
GERMANY	Striebel & John GmbH & Co. KG	Sasbach	51.00	1,023	EUR
GERMANY	Striebel Vermögensverwaltungs-GmbH	Sasbach	51.00	26	EUR
GERMANY	Trasfor Engineering GmbH	Bremen	100.00	50	EUR

GREECE	Asea Brown Boveri S.A.	Metamorphossis Attica	100.00	1,721	EUR
GUERNSEY	ABB Equity Limited,	St. Peter’s Port	100.00	10	GBP
GUERNSEY	ABB ESAP Limited	St. Peter’s Port	100.00	50	CHF
GUERNSEY	ABB Insurance Limited	St. Peter’s Port	100.00	4,000	USD
GUERNSEY	ABB International Finance Limited	St. Peter’s Port	100.00	240	USD
GUERNSEY	ABB Transinvest Limited	St. Peter’s Port	100.00	3,641	CHF
HONG KONG	ABB (Hong Kong) Ltd.	Hong Kong	100.00	20,000	HKD
HONG KONG	ABB Holding Ltd.	Hong Kong	100.00	27,887	HKD
HONG KONG	ABB Turbo Systems (Hong Kong) Limited	Hong Kong	61.00	14,000	HKD
HONG KONG	Newave Energy Hong Kong Ltd.	Hong Kong	59.66	10	HKD
HUNGARY	ABB Engineering Trading and Service Ltd.	Budapest	100.00	444,090	HUF
INDIA	ABB Global Industries and Services Limited	Bangalore	100.00	2,285,930	INR
INDIA	ABB Limited	Bangalore	75.00	423,817	INR
INDIA	Baldor Electric India Pvt Ltd.	Pune, Maharashtra	75.00	18,563	INR
INDIA	K-Tek Level Engineering Pvt. Ltd.	Navi Mumbai	100.00	10,000	INR
INDIA	Newave Energy India Private Ltd.	Mumbai	99.44	20,275	INR
INDONESIA	PT ABB Bailey	Jakarta	100.00	400	USD
INDONESIA	PT ABB Sakti Industri	Jakarta	55.00	18,855	USD
IRAN, ISLAMIC REPUBLIC OF	ABB (P.J.S.C.)	Teheran	100.00	6,444,000	IRR
IRAQ	Iraq Technology for Advanced Energy LLC	Baghdad	100.00	1	IQD
IRELAND	ABB Ltd	Dublin	100.00	635	EUR
ISRAEL	ABB Technologies Ltd.	Tirat Carmel	99.99	420	ILS
ITALY	ABB Environmental Service Srl.	Milan	99.99	41	EUR
ITALY	ABB S.p.A.	Milan	100.00	107,000	EUR
ITALY	Intermagnetics Srl	Castiglione del lago	100.00	50	EUR
ITALY	Italtrasfo Srl	Milano	100.00	50	EUR
ITALY	Newave Italia SRL	Rome	79.55	50	EUR
ITALY	Trasfor Real Estate Srl	Milano	100.00	10	EUR
JAPAN	ABB Bailey Japan Limited	Shizuoka-Ken	51.00	192,659	JPY
JAPAN	ABB K.K.	Tokyo	100.00	1,000,000	JPY
JAPAN	Baldor Japan Corporation	Yokohama	100.00	13,000	JPY
JAPAN	Lorentzen & Wettre K.K.	Szhizuokaken	100.00	10,000	JPY

JAPAN	Turbo Systems United Co. Ltd.	Tokyo	60.00	400,000	JPY
JORDAN	ABB Ltd. Jordan	Amman	100.00	350	JOD
JORDAN	ABB Near East Trading Ltd.	Amman	95.00	30	JOD
KAZAKHSTAN	ABB LLP.	Almaty	100.00	2,925,664	KZT
KAZAKHSTAN	CJSC Energia Kazakh Scientific Research Institute of Energy	Almaty	92.75	51,170	KZT
KAZAKHSTAN	Energoinvestprojekt JV LLP	Almaty	100.00	10,482	KZT
KENYA	ABB Limited	Nairobi	100.00	15,500	KES
KOREA, REPUBLIC OF	ABB Ltd.	Seoul	100.00	18,670,000	KRW
KUWAIT	ABB Engg. Technologies Co. (KSCC)	Safat	49.00	100	KWD
LATVIA	ABB SIA	Riga	100.00	2,506	LVL
LITHUANIA	ABB UAB	Vilnius	100.00	2,554	LTL
LUXEMBOURG	Trasfor International SA	Luxembourg	100.00	2,500	EUR
MALAYSIA	ABB Holdings Sdn. Bhd.	Subang Jaya	100.00	4,490	MYR
MALAYSIA	ABB Malaysia Sdn Bhd.	Subang Jaya	100.00	3,500	MYR
MALAYSIA	ABB Manufacturing Sdn. Bhd.	Subang Jaya	100.00	700	MYR
MALAYSIA	Mincom Shared Services (Malaysia) SDN BHD	Kuala Lumpur	100.00	100	MYR
MAURITIUS	Asea Brown Boveri Ltd.	Port Louis	100.00	3,000	MUR
MEXICO	ABB Mexico S.A. de C.V.	San Luis Potosi SLP	100.00	404,208	MXN
MEXICO	Asea Brown Boveri S.A. de C.V.	San Luis Potosi S.L.P	100.00	667,686	MXN
MEXICO	Baldor Electric Company de Mexico SA de CV	El Salto, Jalisco	100.00	278,143	MXN
MEXICO	Mincom International Servicios Computacionales S.A. de C.V.	Mexico City	100.00	346	MXN
MOROCCO	ABB S.A.	Casablanca	100.00	5,400	MAD
NAMIBIA	Asea Brown Boveri (Pty) Ltd.	Windhoek	100.00	3,120	NAD
NETHERLANDS	ABB BV	Rotterdam	100.00	9,200	EUR
NETHERLANDS	ABB Capital, B.V.	Amsterdam	100.00	9,080	EUR
NETHERLANDS	ABB Equity Ventures B.V.	Amsterdam	100.00	18	EUR
NETHERLANDS	ABB Finance B.V.	Amsterdam	100.00	20	EUR
NETHERLANDS	ABB Group Accounting Services B.V.	Rotterdam	100.00	50	EUR
NETHERLANDS	ABB Holdings BV	Amsterdam	100.00	119	EUR
NETHERLANDS	ABB Investments B.V.	Amsterdam	100.00	100	EUR
NETHERLANDS	Newave UPS Systems BV	Gorinchem	79.55	18	EUR
NETHERLANDS	Ventyx Dutch Holdings B.V.	Amsterdam	100.00	18	EUR

NETHERLANDS	Ventyx Services Netherlands B.V.	Amsterdam	100.00	20	EUR
NETHERLANDS	Ventyx Software B.V.	Amsterdam	100.00	18	EUR
NEW CALEDONIA (FR)	ABB SAS	New Caledonia	100.00	5,000	XPF
NEW ZEALAND	ABB Limited	Auckland	100.00	34,000	NZD
NEW ZEALAND	ABB Maintenance Services Limited	Auckland	100.00	1	NZD
NIGERIA	ABB OGP LIMITED	Lagos	100.00	10,000	NGN
NIGERIA	ABBNG Limited	Lagos	60.00	162,054	NGN
NORWAY	ABB AS	Billingstad	100.00	250,000	NOK
NORWAY	ABB Holding AS	Billingstad	100.00	240,000	NOK
NORWAY	EIE 1 AS	Billingstad	100.00	2,100	NOK
NORWAY	EIE 2 AS	Billingstad	100.00	2,100	NOK
OMAN	ABB LLC,	Muscat	65.00	250	OMR
PAKISTAN	ABB (Pvt) Ltd.	Lahore	100.00	31,966	PKR
PANAMA	ABB S.A.	Panama	100.00	100	USD
PANAMA	Baldor Panama S.A.	Panama City	100.00	1	USD
PANAMA	Sucursal Panama de ABB SA	Panama	100.00	100	USD
PERU	ABB S.A.	Lima	97.18	29,416	PEN
PERU	Mincom International (Peru) S.A.C.	Lima	100.00	3	PEN
PHILIPPINES	ABB, Inc.	Paranaque, Metro Manila	100.00	123,180	PHP
PHILIPPINES	Mincom Inc	Manila	99.99	7,618	PHP
POLAND	ABB Entrelec Sp. zo.o.	Leborska	100.00	4,205	PLN
POLAND	ABB REAL ESTATE Sp.zoo.	Warsaw	99.89	50	PLN
POLAND	ABB Real Estate Spolka z ograniczona odpowiedzialnoscia spolka komandytowa	Warsaw	99.89	81,644	PLN
POLAND	ABB Sp. zo.o.	Warsaw	99.89	260,644	PLN
PORTUGAL	ABB (Asea Brown Boveri), S.A.	Paco de Arcos	100.00	4,117	EUR
PORTUGAL	ABB Stotz Kontakt Eléctrica, Unipessoal, Lda.	Porto	100.00	700	EUR
QATAR	ABB Oryx Motors and Generator Service LLC	Doha	49.00	200	QAR
QATAR	ABB Qatar LLC.	Doha	49.00	200	QAR
ROMANIA	ABB SRL	Bucharest	100.00	2,300	USD
RUSSIAN FEDERATION	ABB Ltd.	Moscow	100.00	200	USD
RUSSIAN FEDERATION	ABB Power and Automation Systems Ltd.	Cheboksary	76.20	2,200	USD

RUSSIAN FEDERATION	Asea Brown Boveri Ltd.	Moscow	100.00	941	RUB
SAUDI ARABIA	ABB Automation Co. Ltd.	Riyadh	65.00	10,250	SAR
SAUDI ARABIA	ABB Contracting Company Ltd.	Riyadh	65.00	40,000	SAR
SAUDI ARABIA	ABB Electrical Industries Ltd.	Riyadh	65.00	68,750	SAR
SAUDI ARABIA	ABB Service Co. Ltd.	Al Khobar	65.00	2,000	SAR
SAUDI ARABIA	Electrical Materials Center	Riyadh	0.00	500	SAR
SAUDI ARABIA	Saudi SAE Technical Construction Co. Ltd.	Riyadh	100.00	10,000	SAR
SENEGAL	ABB Technologies S.A.	Dakar	99.99	475,200	XOF
SERBIA	ABB d.o.o.	Belgrade	100.00	100	USD
SINGAPORE	ABB Agencies Pte. Ltd.	Singapore	100.00	410	SGD
SINGAPORE	ABB Holdings Pte. Ltd.	Singapore	100.00	32,797	SGD
SINGAPORE	ABB Pte. Ltd.	Singapore	100.00	28,842	SGD
SINGAPORE	ABB Treasury Center (Asia Pacific) Pte. Ltd.	Singapore	100.00	378	USD
SINGAPORE	Baldor Electric (Asia) PTE Ltd.	Singapore	100.00	7,640	SGD
SINGAPORE	Indus International Asia Pte Ltd.	Singapore	100.00
SINGAPORE	Lorentzen & Wettre Singapore Ltd.	Singapore	100.00	—	SGD
SLOVAKIA	ABB, s.r.o.	Bratislava	100.00	332	EUR
SLOVENIA	ABB D.o.o.	Ljubljana	100.00	1,507	EUR
SOUTH AFRICA	ABB Holdings (Pty) Ltd.	Longmeadow	80.00	4,050	ZAR
SOUTH AFRICA	ABB South Africa (Pty) Ltd.	Longmeadow	80.00	1	ZAR
SOUTH AFRICA	K-TEK Instruments (PTY) Ltd.	Longmeadow	80.00	—	ZAR
SOUTH AFRICA	Mincom (Pty) Ltd	Lombardy East, Gauteng	100.00
SOUTH AFRICA	Nelspruit Airport Operating Company (Pty) Ltd.	Nelspruit	90.00	—	ZAR
SOUTH AFRICA	Primkop Airport Management (Pty) Ltd.	Nelspruit	90.00	—	ZAR
SOUTH AFRICA	Ventyx Data Services South Africa (Proprietary) Limited	Centurion	74.80	727	ZAR
SPAIN	Asea Brown Boveri S.A.	Madrid	100.00	33,318	EUR
SPAIN	Newave Espana SA	Madrid	84.52	120	EUR
SWEDEN	AB Lorentzen & Wettre	Kista	100.00	16,000	SEK
SWEDEN	ABB AB	Västerås	100.00	400,000	SEK
SWEDEN	ABB Financial Services AB	Sollentuna	100.00	50,000	SEK
SWEDEN	ABB Norden Holding AB	Västerås	100.00	2,344,783	SEK
SWEDEN	Fastighetsaktiebolaget Okrev	Västerås	100.00	50	SEK

SWEDEN	Lorentzen & Wettre International AB	Kista	100.00	100	SEK
SWEDEN	Lorentzen & Wettre Skandinavien AB	Kista	100.00	100	SEK
SWITZERLAND	ABB Asea Brown Boveri Ltd	Zurich	100.00	2,768,000	CHF
SWITZERLAND	ABB Finanz AG	Zurich	100.00	100	CHF
SWITZERLAND	ABB Immobilien AG	Baden	100.00	20,000	CHF
SWITZERLAND	ABB Information Systems Ltd.	Zurich	100.00	500	CHF
SWITZERLAND	ABB International Marketing Ltd.	Zurich	100.00	1,000	CHF
SWITZERLAND	ABB Intra AG	Zurich	100.00	100	CHF
SWITZERLAND	ABB Ltd	Zurich	100.00	2,384,186	CHF
SWITZERLAND	ABB Management Services Ltd.	Zurich	100.00	571	CHF
SWITZERLAND	ABB Research Ltd.	Zurich	100.00	100	CHF
SWITZERLAND	ABB Schweiz AG	Baden	100.00	55,000	CHF
SWITZERLAND	ABB Sécheron S.A.	Satigny	100.00	22,000	CHF
SWITZERLAND	ABB Technology Ltd.	Zurich	100.00	100	CHF
SWITZERLAND	ABB Technology Ventures Ltd.	Zurich	100.00	1,000	CHF
SWITZERLAND	ABB Turbo Systems AG	Baden	100.00	10,000	CHF
SWITZERLAND	ABB Turbo Systems Holding Ltd.	Baden	100.00	40,000	CHF
SWITZERLAND	ABB Verwaltungs AG	Zurich	100.00	1,000	CHF
SWITZERLAND	Baldor Electric Switzerland AG	Feuerthalen	100.00	2,110	CHF
SWITZERLAND	Newave Energy AG	Neuenhof	99.44	99	CHF
SWITZERLAND	Newave Energy Holding SA	Quartino	99.44	313	CHF
SWITZERLAND	Newave SA	Quartino	99.44	100	CHF
SWITZERLAND	PGC Powergen Consulting SA	Monteggio	100.00	1,700	CHF
SWITZERLAND	Trasfor SA	Monteggio	100.00	1,700	CHF
TAIWAN, PROVINCE OF CHINA	ABB Ltd.	Taipei	100.00	200,000	TWD
TANZANIA, UNITED REPUBLIC	ABB Limited	Dar Es Salaam	100.00	141,000	TZS
THAILAND	ABB LIMITED	Bangkok	100.00	1,034,000	THB
THAILAND	Asea Brown Boveri Holding Ltd.	Bangkok	100.00	1,200	THB
THAILAND	Kent Meters (Thailand) Ltd.	Bangkok	100.00	2,836	THB
THAILAND	Mincom International (Thailand) Ltd	Bangkok	48.99	2,000	THB
THAILAND	Trasfor Charoenchai Co. Ltd.	Bangkok	51.00	50,000	THB
TUNISIA	ABB Maghreb Services S.A.	Tunis	100.00	85	TND
TUNISIA	L’Ebenoid Production	Tunisie	100.00	180,000	TND
TURKEY	ABB Elektrik Sanayi A.S.	Istanbul	99.95	13,410	TRY

TURKEY	ABB Ihracat Ticaret Ve Elektrik Sanayi AS	Istanbul	99.94	300	TRY
TURKEY	Elmek Elektromekanik Sanayi ve Ticaret Anonim Sirketi AS	Istanbul	99.94	7,100	TRY
UGANDA	ABB Ltd.	Kampala	100.00	1,004,500	UGX
UKRAINE	ABB Ltd.	Kiev	100.00	85,400	UAH
UNITED ARAB EMIRATES	ABB Automation L.L.C.	Abu Dhabi	49.00	150	AED
UNITED ARAB EMIRATES	ABB FZ-LLC	Dubai	100.00	500	AED
UNITED ARAB EMIRATES	ABB Global Marketing FZ LLC	Dubai	100.00	500	AED
UNITED ARAB EMIRATES	ABB Industries (L.L.C.)	Dubai	49.00	5,000	AED
UNITED ARAB EMIRATES	ABB Industries FZ	Dubai	100.00	3,000	AED
UNITED ARAB EMIRATES	ABB Transmission & Distribution Ltd.	Abu Dhabi	49.00	150	AED
UNITED KINGDOM	ABB Combined Heat and Power Ltd.	Warrington	100.00	43,474	GBP
UNITED KINGDOM	ABB Holdings Limited	Warrington	100.00	203,014	GBP
UNITED KINGDOM	ABB Investments Ltd.	Warrington	100.00	13	GBP
UNITED KINGDOM	ABB Limited	Warrington	100.00	60,000	GBP
UNITED KINGDOM	ABB Service Limited	Warrington	100.00	—	GBP
UNITED KINGDOM	Baldor UK Ltd.	Bristol, England	100.00	5,378	GBP
UNITED KINGDOM	Lorentzen & Wettre Ltd.	Sheffield	100.00	5	GBP
UNITED KINGDOM	Mincom Pty Ltd	Luton, Bedfordshire	100.00
UNITED KINGDOM	Mincom Services Pty Ltd	Luton, Bedfordshire	100.00
UNITED KINGDOM	Trasfor Electric Ltd.	Sutton Coldfield	100.00	5	GBP
UNITED KINGDOM	Ventyx (UK) Ltd.	Surrey	100.00	630	GBP
UNITED KINGDOM	Ventyx Energy Ltd.	Surrey	100.00	1,584	GBP
UNITED STATES	ABB Holdings Inc.	Cary, NC	100.00	2	USD
UNITED STATES	ABB Inc.	Cary, NC	100.00	1	USD
UNITED STATES	ABB Susa Inc.	Cary, NC	100.00	2,000	USD
UNITED STATES	ABB Treasury Center (USA), Inc.	Norwalk, CT	100.00	1	USD
UNITED STATES	Baldor Electric Company	Fort Smith, AR	100.00	5,651	USD
UNITED STATES	Baldor Holdings Inc	Fort Smith, AR	100.00	—
UNITED STATES	Combustion Engineering Inc.	Norwalk, CT	100.00	1	USD
UNITED STATES	Edison Acquisition Corporation	Nashville	100.00
UNITED STATES	KEC Acquisition Corporation	Versailles KY	100.00	—	USD
UNITED STATES	Kuhlman Electric Corporation	Crystal Springs MS	100.00	—	USD
UNITED STATES	Lorentzen & Wettre US, Inc.	Alpharetta	100.00	101	USD

UNITED STATES	Mincom Inc	Atlanta, Georgia	100.00	1	USD
UNITED STATES	Mincom Managed Services, Inc	Wilmington Delaware	100.00	37	USD
UNITED STATES	Validus DC Systems	Connecticut	76.58	8,000	USD
UNITED STATES	Ventyx Asia Inc.	Atlanta	100.00	—	USD
UNITED STATES	Ventyx Inc.	Atlanta	100.00
VENEZUELA	Asea Brown Boveri S.A.	Caracas	100.00	48,110	VEF
VIET NAM	ABB Ltd.	Hanoi	100.00	28,871	USD
ZAMBIA	ABB Ltd.	Lusaka	100.00	100	ZMK
ZIMBABWE	ABB (Private) Ltd.	Harare	100.00	1,000	ZWD